Summary Prospectus	July 28, 2010

Invesco Van Kampen Small Cap Value Fund

Class: A (VSCAX), B (VSMBX), C (VSMCX), Y (VSMIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.invesco.com/prospectus/. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated July 28, 2010, are all incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective
The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged)[1]	2.00%	2.00%	2.00%	2.00%

1	You may be charged a 2.00% fee if you redeem or exchange shares of the Fund within 31 days of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.66%	0.66%	0.66%	0.66%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses[1]	0.36	0.36	0.36	0.36

Total Annual Fund Operating Expenses[1]	1.27	2.02	2.02	1.02

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$672	$931	$1,209	$2,000

Class B	705	934	1,288	2,155

Class C	305	634	1,088	2,348

Class Y	104	325	563	1,248

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$672	$931	$1,209	$2,000

Class B	205	634	1,088	2,155

Class C	205	634	1,088	2,348

Class Y	104	325	563	1,248

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Van Kampen Small Cap Value Fund (the predecessor fund) for its most recent fiscal year was 28% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of equity securities of small capitalization companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies at the time of investment. The Fund considers a company to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000®

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VK-SCV-SUMPRO-1

Value Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of March 31, 2010, the capitalization of companies in the Russell 2000® Value Index range from $2.8 million to $2.7 billion.

In selecting securities, the portfolio managers emphasize the following characteristics, although not all investments will have these attributes:

■	Buy businesses trading at a significant discount to portfolio managers’ estimate of intrinsic value.
■	Emphasize quality businesses with potential to grow intrinsic value over time.

The portfolio managers will consider selling a security if a more attractive investment opportunity is identified, if a security is trading near or above the portfolio managers’ estimate of intrinsic value or if there is a permanent, fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.

The portfolio managers seek to achieve strong long-term performance by constructing a diversified but typically focused portfolio that offers value content greater than the broad market, as measured by the portfolio’s aggregate discount to the portfolio managers’ estimated intrinsic value of the portfolio. The investment process is fundamental in nature and focused on individual issuers as opposed to macro economic forecasts or specific industry exposure.

The Fund may invest up to 25% of its total assets in securities of foreign issuers and may invest up to 15% of its total assets in real estate investment trusts (REITs). The Fund may purchase and sell options, futures contracts and options on futures contracts, which are derivative instruments, for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risk associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.

Risks of Small Capitalization Companies. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than equity securities of larger companies.

Value Investing Risk. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

Foreign Risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark with investment objectives and strategies similar to the Fund. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Quarterly returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Class A Shares year-to-date (ended June 30, 2010): 1.11%
Best Quarter (ended June 30, 2009): 23.43%
Worst Quarter (ended September 30, 2002): (20.04)%

Average Annual Total Returns (for the periods ended December 31, 2009)

	1	5	10	Since
	Year	Years	Years	Inception

Class A: Inception (06/21/99)
Return Before Taxes	22.50%	3.85%	9.01%	—
Return After Taxes on Distributions	22.50	2.51	8.06	—
Return After Taxes on Distributions and Sale of Fund Shares	14.63	3.23	7.82	—

Class B: Inception (06/21/99)	24.44	4.25	8.99	—

Class C: Inception (06/21/99)	27.77	4.26	8.82	—

Class Y: Inception (08/12/2005)	30.14	—	—	4.40%

Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	20.58	(0.01)	8.27	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

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Portfolio Managers	Title	Length of Service

Richard Glass	Portfolio Manager	2010 (predecessor fund 2001)

Alexander Yaggy	Portfolio Manager	2010 (predecessor fund 2006)

R. Canon Coleman II	Portfolio Manager	2010

Jonathan Edwards	Portfolio Manager	2010

Jonathan Mueller	Portfolio Manager	2010

Effective July 30, 2010, the portfolio management team will be as follows:

Portfolio Managers	Title	Length of Service

R. Canon Coleman II	Portfolio Manager (lead)	2010

Jonathan Edwards	Portfolio Manager	2010

Jonathan Mueller	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by telephone at 800-959-4246.

The minimum investments for Class A, B, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

3        Invesco Van Kampen Small Cap Value Fund

invesco.com/us  VK-SCV-SUMPRO-1